EXHIBIT 24
                        POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that I, M. DOUGLAS IVESTER, a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint Summerfield K. Johnston, Jr., Vice Chairman and Chief Executive Officer of the Company, Lowry F. Kline, General Counsel of the Company, and J. Guy Beatty, Jr., Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf registration statements on Form S-8, and amendments to registration statements on Form S-8, in connection with the issuance of securities of the Company pursuant to the terms of each of the following plans of the
Company: 1995 Stock Option Plan, 1995 Restricted Stock Award Plan, Matched Employee Savings Investment Plan, and Supplemental Savings Investment Plan, or any amendment or supplement thereto, and causing such plans or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.
          IN WITNESS WHEREOF, I have hereunto set my hand this ____ day of April, 1995.

                              M. DOUGLAS IVESTER
                              ____________________________________
                              M. Douglas Ivester, Director,
                              Coca-Cola Enterprises Inc.

                        POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that I, HENRY A. SCHIMBERG, a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint Summerfield K. Johnston, Jr., Vice Chairman and Chief Executive Officer of the Company, Lowry F. Kline, General Counsel of the Company, and J. Guy Beatty, Jr., Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf registration statements on Form S-8, and amendments to registration statements on Form S-8, in connection with the issuance of securities of the Company pursuant to the terms of each of the following plans of the Company: 1995 Stock Option Plan, 1995 Restricted Stock Award Plan, Matched Employee Savings Investment Plan, and Supplemental Savings Investment Plan, or any amendment or supplement thereto, and causing such plans or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.
          IN WITNESS WHEREOF, I have hereunto set my hand this ____ day of April, 1995.

                              HENRY A. SCHIMBERG
                              ____________________________________
                              Henry A. Schimberg, Director,
                              Coca-Cola Enterprises Inc.
                              POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that I, HOWARD G. BUFFETT, a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint Summerfield K. Johnston, Jr., Vice Chairman and Chief Executive Officer of the Company, Lowry F. Kline, General Counsel of the Company, and J. Guy Beatty, Jr., Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf registration statements on Form S-8, and amendments to registration statements on Form S-8, in connection with the issuance of securities of the Company pursuant to the terms of each of the following plans of the
Company: 1995 Stock Option Plan, 1995 Restricted Stock Award Plan, Matched Employee Savings Investment Plan, and Supplemental Savings Investment Plan, or any amendment or supplement thereto, and causing such plans or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.
          IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of April, 1995.

                              HOWARD G. BUFFETT
                              ____________________________________
                              Howard G. Buffett, Director,
                              Coca-Cola Enterprises Inc.

                            POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that I, JOHN L. CLENDENIN, a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint Summerfield K. Johnston, Jr., Vice Chairman and Chief Executive Officer of the Company, Lowry F. Kline, General Counsel of the Company, and J. Guy Beatty, Jr., Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf registration statements on Form S-8, and amendments to registration statements on Form S-8, in connection with the issuance of securities of the Company pursuant to the terms of each of the following plans of the Company: 1995 Stock Option Plan, 1995 Restricted Stock Award Plan, Matched Employee Savings Investment Plan, and Supplemental Savings Investment Plan, or any amendment or supplement thereto, and causing such plans or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.
          IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of April, 1995.

                              JOHN L. CLENDENIN
                              ____________________________________
                              John L. Clendenin, Director,
                              Coca-Cola Enterprises Inc.

                              POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that I, JOHNNETTA B. COLE, a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint Summerfield K. Johnston, Jr., Vice Chairman and Chief Executive Officer of the Company, Lowry F. Kline, General Counsel of the Company, and J. Guy Beatty, Jr., Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf registration statements on Form S-8, and amendments to registration statements on Form S-8, in connection with the issuance of securities of the Company pursuant to the terms of each of the following plans of the
Company: 1995 Stock Option Plan, 1995 Restricted Stock Award Plan, Matched Employee Savings Investment Plan, and Supplemental Savings Investment Plan, or any amendment or supplement thereto, and causing such plans or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.
          IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of April, 1995.

                              JOHNNETTA B. COLE
                              ____________________________________
                              Johnnetta B. Cole, Director,
                              Coca-Cola Enterprises Inc.

                              POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that I, T. MARSHALL HAHN, JR., a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint Summerfield K. Johnston, Jr., Vice Chairman and Chief Executive Officer of the Company, Lowry F. Kline, General Counsel of the Company, and J. Guy Beatty, Jr., Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf registration statements on Form S-8, and amendments to registration statements on Form S-8, in connection with the issuance of securities of the Company pursuant to the terms of each of the following plans of the
Company: 1995 Stock Option Plan, 1995 Restricted Stock Award Plan, Matched Employee Savings Investment Plan, and Supplemental Savings Investment Plan, or any amendment or supplement thereto, and causing such plans or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.
          IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of April, 1995.

                              T. MARSHALL HAHN
                              ____________________________________
                              T. Marshall Hahn, Jr., Director,
                              Coca-Cola Enterprises Inc.
                              POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that I, CLAUS M. HALLE, a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint Summerfield K. Johnston, Jr., Vice Chairman and Chief Executive Officer of the Company, Lowry F. Kline, General Counsel of the Company, and J. Guy Beatty, Jr., Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf registration statements on Form S-8, and amendments to registration statements on Form S-8, in connection with the issuance of securities of the Company pursuant to the terms of each of the following plans of the
Company: 1995 Stock Option Plan, 1995 Restricted Stock Award Plan, Matched Employee Savings Investment Plan, and Supplemental Savings Investment Plan, or any amendment or supplement thereto, and causing such plans or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.
          IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of April, 1995.

                              CLAUS M. HALLE
                              ____________________________________
                              Claus M. Halle, Director,
                              Coca-Cola Enterprises Inc.
                              POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that I, L. PHILLIP HUMANN, a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint Summerfield K. Johnston, Jr., Vice Chairman and Chief Executive Officer of the Company, Lowry F. Kline, General Counsel of the Company, and J. Guy Beatty, Jr., Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf registration statements on Form S-8, and amendments to registration statements on Form S-8, in connection with the issuance of securities of the Company pursuant to the terms of each of the following plans of the
Company: 1995 Stock Option Plan, 1995 Restricted Stock Award Plan, Matched Employee Savings Investment Plan, and Supplemental Savings Investment Plan, or any amendment or supplement thereto, and causing such plans or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.
          IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of April, 1995.

                              L. PHILLIP HUMANN
                              ____________________________________
                              L. Phillip Humann, Director,
                              Coca-Cola Enterprises Inc.

                        POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that I, ROBERT A. KELLER, a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint Summerfield K. Johnston, Jr., Vice Chairman and Chief Executive Officer of the Company, Lowry F. Kline, General Counsel of the Company, and J. Guy Beatty, Jr., Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf registration statements on Form S-8, and amendments to registration statements on Form S-8, in connection with the issuance of securities of the Company pursuant to the terms of each of the following plans of the
Company: 1995 Stock Option Plan, 1995 Restricted Stock Award Plan, Matched Employee Savings Investment Plan, and Supplemental Savings Investment Plan, or any amendment or supplement thereto, and causing such plans or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.
          IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of April, 1995.

                              ROBERT A. KELLER
                              ____________________________________
                              Robert A. Keller, Director,
                              Coca-Cola Enterprises Inc.

                              POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that I, S. L. PROBASCO, JR., a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint Summerfield K. Johnston, Jr., Vice Chairman and Chief Executive Officer of the Company, Lowry F. Kline, General Counsel of the Company, and J. Guy Beatty, Jr., Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf registration statements on Form S-8, and amendments to registration statements on Form S-8, in connection with the issuance of securities of the Company pursuant to the terms of each of the following plans of the
Company: 1995 Stock Option Plan, 1995 Restricted Stock Award Plan, Matched Employee Savings Investment Plan, and Supplemental Savings Investment Plan, or any amendment or supplement thereto, and causing such plans or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.
          IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of April, 1995.

                              S. L. PROBASCO, JR.
                              ____________________________________
                              S. L. Probasco, Jr., Director,
                              Coca-Cola Enterprises Inc.

                          POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that I, FRANCIS A. TARKENTON, a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint Summerfield K. Johnston, Jr., Vice Chairman and Chief Executive Officer of the Company, Lowry F. Kline, General Counsel of the Company, and J. Guy Beatty, Jr., Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf registration statements on Form S-8, and amendments to registration statements on Form S-8, in connection with the issuance of securities of the Company pursuant to the terms of each of the following plans of the Company: 1995 Stock Option Plan, 1995 Restricted Stock Award Plan, Matched Employee Savings Investment Plan, and Supplemental Savings Investment Plan, or any amendment or supplement thereto, and causing such plans or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.
          IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of April, 1995.

                              FRANCIS A. TARKENTON
                              ____________________________________
                              Francis A. Tarkenton, Director,
                              Coca-Cola Enterprises Inc.